UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________

FORM 8-K

_________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 23, 2012

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LAKE SHORE BANCORP, INC.

(Exact name of registrant as specified in its charter)

_______________________________

United States	000-51821	20-4729288
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

31 East Fourth Street, Dunkirk, NY 14048
(Address of Principal Executive Offices) (Zip Code)

(716) 366-4070
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 23, 2012, the shareholders of Lake Shore Bancorp, Inc. (the “Company”) approved the Lake Shore Bancorp, Inc. 2012 Equity Incentive Plan (the “Plan”), which provides for the grant of stock-based incentive awards to officers, employees and directors of the Company. The Plan remains subject to the approval of the Board of Governors of the Federal Reserve System (the “Federal Reserve Board”). The Federal Reserve Board, as of the date of the Annual Meeting, is reviewing the Plan. The Plan will not become effective unless we receive approval from the Federal Reserve Board. A description of the material terms of the plan is contained in the Company’s definitive proxy statement for the Annual Meeting of Shareholders filed with the Securities and Exchange Commission on April 11, 2012. A copy of the plan is being filed as Exhibit 10.1.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 23, 2012, the Company held its Annual Meeting of Shareholders, at which time shareholders were asked to consider three proposals, as follows:

1.	To elect three (3) directors to serve on the Board of Directors of the Company for a three year term expiring in 2015 and to elect two (2) directors to serve on the Board of Directors of the Company for a one year term expiring in 2013;
2.	To approve the Lake Shore Bancorp, Inc. 2012 Equity Incentive Plan; and
3.	To ratify the appointment of ParenteBeard LLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012.

The shareholders elected the directors to the terms stated above, approved the Lake Shore Bancorp, Inc. 2012 Equity Incentive Plan and ratified the appointment of ParenteBeard LLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012. The vote tabulation was as follows:

1.	Election of three (3) directors to serve on the Board of Directors of the Company for a three year term expiring in 2015 and election of two (2) directors to serve on the Board of Directors of the Company for a one year term expiring in 2013.
	Votes For	Votes Withheld	Broker Non-Votes
David C. Mancuso (2015)	4,842,989	74,753	672,783
Gary W. Winger (2015)	4,843,394	74,348	672,783
Nancy L. Yocum (2015)	4,852,269	65,473	672,783
Susan C. Ballard (2013)	4,847,693	70,049	672,783
Kevin M. Sanvidge (2013)	4,848,918	68,824	672,783

2.	To approve the Lake Shore Bancorp, Inc. 2012 Equity Incentive Plan.
	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
Number of votes including shares held by Lake Shore, MHC	4,695,436	204,744	17,562	672,783
Number of votes excluding shares held by Lake Shore, MHC	1,058,561	204,744	17,562	672,783

3.	To ratify the appointment of ParenteBeard LLC as the Company’s independent registered public accounting firm for the year ending December 31, 2012.
Votes For	Votes Against	Votes Abstained
5,579,178	11,297	50

Item 9.01 Financial Statements and Exhibits

(a)	No financial statements of businesses acquired are required.
(b)	No pro forma financial information is required.
(c)	Not Applicable.
(d)	Exhibits.
10.1

Lake Shore Bancorp, Inc. 2012 Equity Incentive Plan (incorporated by reference to Appendix A to the proxy statement for the Annual Meeting of Shareholders filed with the Securities and Exchange Commission on April 11, 2012 (file no. 000-51821))

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAKE SHORE BANCORP, INC.

By	/s/ Rachel A. Foley
Name: Rachel A. Foley Title: Chief Financial Officer

Date:  May 25, 2012